Exhibit 99.2

Table of Contents  Section Page Company Overview 1  Consolidated Statements of Income 2  Income Statement Detail 3  Earnings Per Common Share 4  Consolidated Balance Sheets 5  Balance Sheet Detail 6  Calculation of Funds from Operations and Funds Available for Distribution 7  Selected Financial and Operating Ratios 8 Quarterly & Year-to-Date Operating Information  Same Properties Analysis 9  Leasing Activity Analysis 10  Current Development Projects 11  Current Redevelopment Projects 12 Market Capitalization Information  Summary of Outstanding Debt 13  Loan Maturity Summary 14  Market Capitalization Information 15  Common Stock Performance 15 Portfolio Information  Property Summary 16-18  Geographic Diversification 19  Anchor, Non-Anchor Tenant Mix 19  National, Regional, Local Tenant Mix 19  Major Tenant Exposure 20  Summary of Expiring GLA 21 Joint Venture Information  Joint Ventures Contribution to Funds from Operations 22  Joint Ventures Combining Balance Sheets 23  Summary of Joint Venture Debt 24 Investor Information 25   Quarterly & Year-to-Date Financial Results

COMPANY OVERVIEW   Ramco-Gershenson Properties Trust (NYSE:RPT) is a self-administered and self-managed real estate investment trust primarily engaged in the business of owning, developing, acquiring, managing and leasing community shopping centers located primarily in the Midwestern, Mid-Atlantic and Southeastern United States.  At September 30, 2008, the Company owned interests in 89 shopping centers with approximately 20.1 million square feet of gross leasable area located in Michigan, Florida, Georgia, Ohio, Wisconsin, Indiana, New Jersey, Maryland, North Carolina, South Carolina, Virginia, Tennessee and Illinois.  The Company’s properties consist of 88 community centers and one regional mall.    Ramco-Gershenson has a proven track record of generating growth through the redevelopment of its shopping center portfolio. In an effort to maximize the potential of each asset, the Company constantly reevaluates the shopping center’s position within its respective market.  This effort is part of an overall approach that allows management to anticipate changes in retailing trends and tenant needs; and proactively implement solutions to boost the performance and value of the center namely through enhancement in the tenant mix, improvement of existing rental rates and occupancy growth.  Ramco-Gershenson generates additional growth through the construction of new shopping centers. The Company is focused on developing community shopping centers within metropolitan markets where it currently operates or where it believes demand for additional shopping centers exist.  Throughout the Company’s history, management’s experience and long-standing relationships with tenants, has allowed it to capitalize on attractive development opportunities.    The Company also remains committed to the acquisition of well-located shopping centers, under appropriate market conditions, that may lend themselves to further improvements, either through strategic joint ventures or on-balance sheet transactions.  Ramco-Gershenson seeks to attract investors based on the quality and performance of its assets and the experience of its management team.  The Company expects to build shareholder value through the proactive management of its assets as well as the selective development and acquisition of shopping centers.  The Company is listed on the New York Stock Exchange under the symbol RPT and is headquartered in Farmington Hills, Michigan. Supplemental Financial and Operating Statistics Q3 2008 Ramco-Gershenson Properties Trust (RPT) Page 1

Consolidated Statements of Income

(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,			
	2008	2007	Increase (Decrease)	Percent Change	2008	2007	Increase (Decrease)	Percent Change
Revenues:								
Minimum rents	$ 22,467	$ 23,905	$ (1,438)	(6.0) %	$ 68,589	$ 72,283	$ (3,694)	(5.1) %
Percentage rents	21	117	(96)	(82.1)	518	525	(7)	(1.3)
Recoveries from tenants	9,942	10,414	(472)	(4.5)	31,338	32,805	(1,467)	(4.5)
Fees and management income (see page 3 for detail)	1,677	1,132	545	48.1	5,029	5,162	(133)	(2.6)
Other income (see page 3 for detail)	538	1,938	(1,400)	(72.2)	1,517	3,588	(2,071)	(57.7)
Total revenues	34,645	37,506	(2,861)	(7.6)	106,991	114,363	(7,372)	(6.4)
Expenses:								
Real estate taxes	4,481	5,051	(570)	(11.3)	14,133	15,242	(1,109)	(7.3)
Recoverable operating expenses	5,757	5,944	(187)	(3.1)	17,840	18,145	(305)	(1.7)
Depreciation and amortization	7,824	8,005	(181)	(2.3)	23,659	24,220	(561)	(2.3)
Other operating	836	768	68	8.9	2,897	2,037	860	42.2
General and administrative	3,342	4,043	(701)	(17.3)	11,967	10,950	1,017	9.3
Interest expense	8,685	9,887	(1,202)	(12.2)	27,357	31,649	(4,292)	(13.6)
Total expenses	30,925	33,698	(2,773)	(8.2)	97,853	102,243	(4,390)	(4.3)
Income from continuing operations before gain on sale of real estate assets, minority interest and earnings from unconsolidated entities	3,720	3,808	(88)	(2.3)	9,138	12,120	(2,982)	(24.6)
Gain (loss) on sale of real estate assets (see page 3 for detail)	9,247	(107)	9,354	(8,742.1)	19,534	31,269	(11,735)	(37.5)
Minority interest	(1,665)	(1,167)	(498)	42.7	(4,385)	(7,183)	2,798	(39.0)
Earnings from unconsolidated entities (see page 22 for detail)	283	688	(405)	(58.9)	1,949	1,806	143	7.9
Income from continuing operations	11,585	3,222	8,363	259.6	26,236	38,012	(11,776)	(31.0)
Discontinued operations, net of minority interest:								
Loss on sale of real estate assets	-	-	-	-	(400)	-	(400)	100.0
Income from operations	-	62	(62)	(100.0)	178	182	(4)	(2.2)
Income (loss) from discontinued operations	-	62	(62)	(100.0)	(222)	182	(404)	(222.0)
Net Income	11,585	3,284	8,301	252.8	26,014	38,194	(12,180)	(31.9)
Preferred stock dividends	-	(593)	593	(100.0)	-	(2,863)	2,863	(100.0)
Loss on redemption of preferred shares	-	-	-	-	-	(35)	35	(100.0)
Net income available to common shareholders	$ 11,585	$ 2,691	$ 8,894	330.5 %	$ 26,014	$ 35,296	$ (9,282)	(26.3) %
Property Operating Expense Recovery Ratio	97.1 %	94.7 %		2.4 %	98.0 %	98.3 %		(0.3) %

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q3 2008
Page 2

Income Statement Detail
(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,			
	2008	2007	Increase (Decrease)	Percent Change	2008	2007	Increase (Decrease)	Percent Change
Fees and management income:								
Management fees	$ 674	$ 507	$ 167	32.9 %	$ 2,104	$ 1,463	$ 641	43.8 %
Leasing fees	413	90	323	358.9	977	487	490	100.6
Acquisition related fees	-	436	(436)	(100.0)	67	1,383	(1,316)	(95.2)
Development related fees	463	38	425	1,118.4	1,508	1,655	(147)	(8.9)
Other	127	61	66	108.2	373	174	199	114.4
Fee and management income	$ 1,677	$ 1,132	$ 545	48.1 %	$ 5,029	$ 5,162	$ (133)	(2.6) %
Other income:								
Lease termination income	$ 130	$ 1,389	$ (1,259)	(90.6) %	$ 421	$ 1,687	$ (1,266)	(75.0) %
Temporary income	222	238	(16)	(6.7)	473	538	(65)	(12.1)
Interest income	23	100	(77)	(77.0)	225	733	(508)	(69.3)
Previous write-off of receivable	26	31	(5)	(16.1)	93	333	(240)	(72.1)
Other	137	180	(43)	(23.9)	305	297	8	2.7
Other income	$ 538	$ 1,938	$ (1,400)	(72.2) %	$ 1,517	$ 3,588	$ (2,071)	(57.7) %
Gain (loss) on sale of real estate assets:								
FFO gain on sales	$ 295	$ 910	$ (615)	(67.6) %	$ 706	$ 1,472	$ (766)	(52.0) %
Non-FFO gain (loss) on sales	8,952	(1,017)	9,969	(980.2)	18,828	29,797	(10,969)	(36.8)
Gain (loss) on sale of real estate assets	$ 9,247	$ (107)	$ 9,354	(8,742.1) %	$ 19,534	$ 31,269	$ (11,735)	(37.5) %

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q3 2008
Page 3

Earnings Per Common Share ("EPS")  (in thousands, except per share data)  Three Months Ended  Nine Months Ended   September 30,  September 30,   2008  2007  2008  2007   Numerator:   Income from continuing operations before minority interest  $  13,250  $  4,389  $  30,621  $  45,195   Minority interest  (1,665)  (1,167)  (4,385)  (7,183)   Preferred stock dividends  - (593)  - (2,863)   Loss on redemption of preferred shares  - - - (35)   Income from continuing operations available to common shareholders  11,585  2,629  26,236  35,114   Discontinued operations, net of minority interest:   Loss on sale of real estate assets  - - (400)  -  Income from operations  - 62  178  182   Net income available to common shareholders  11,585  2,691  26,014  35,296   Add income impact of assumed conversion   of preferred shares  - - - 1,081   Adjusted numerator for diluted EPS  $  11,585  $  2,691  $  26,014  $  36,377   Denominator:   Weighted-average common shares for basic EPS  18,471  18,469  18,470  17,642   Effect of dilutive securities:   Preferred shares  - - - 835   Unvested shares of restricted stock  5  - 10  -  Options outstanding  11  51  12  67   Weighted-average common shares for diluted EPS  18,487  18,520  18,492  18,544   Basic EPS:   Income from continuing operations  $  0.63  $  0.14  $  1.42  $  1.99   Income (loss) from discontinued operations  - 0.01  (0.01)  0.01   Net income  $  0.63  $  0.15  $  1.41  $  2.00   Diluted EPS:   Income from continuing operations  $  0.63  $  0.14  $  1.42  $  1.95   Income (loss) from discontinued operations  - 0.01  (0.01)  0.01   Net income  $  0.63  $  0.15  $  1.41  $  1.96

Consolidated Balance Sheets  (in thousands) September 30,  June 30,  March 31,  December 31,   2008  2008  2008  2007   ASSETS   Investment in real estate, net (see page 6 for detail)  $  821,270  $  882,763  $  880,142  $  876,410   Cash and cash equivalents  7,035  6,670  15,043  14,977   Restricted cash  5,555  7,490  6,537  5,777   Accounts receivable, net (see page 6 for detail)  34,353  39,035  38,460  35,787   Equity investments in and advances to unconsolidated entities (see page 23 for detail)  98,087  93,626  94,561  117,987   Other assets, net (see page 6 for detail)  38,102  38,036  38,021  37,561   Total Assets  $  1,004,402  $  1,067,620  $  1,072,764  $  1,088,499   LIABILITIES AND SHAREHOLDERS' EQUITY   Mortgages and notes payable (see page 13 for detail)  $  637,770  $  690,999  $  691,276  $  690,801   Accounts payable and accrued expenses  25,211  38,020  39,783  57,614   Distributions payable  9,888  9,888  9,887  9,884   Capital lease obligation  7,256  7,319  7,382  7,443   Total Liabilities  680,125  746,226  748,328  765,742   Minority Interest  40,965  40,650  41,406  41,353   SHAREHOLDERS' EQUITY   Common Shares of Beneficial Interest  185  186  186  185   Additional paid-in capital  388,932  389,126  388,686  388,164   Accumulated other comprehensive income (loss)  (105)  179  (2,649)  (845)   Cumulative distributions in excess of net income  (105,700)  (108,747)  (103,193)  (106,100)   Total Shareholders' Equity  283,312  280,744  283,030  281,404   Total Liabilities and Shareholders' Equity  $  1,004,402  $  1,067,620  $  1,072,764  $  1,088,499

Balance Sheet Detail  (in thousands)  September 30,  June 30,  March 31,  December 31,   2008  2008  2008  2007   Investments in Real Estate:   Land  134,050$  $  143,390  136,735$  136,566$   Buildings and improvements  816,954  870,381  880,590  883,067   Construction in progress  42,851  41,443  32,204  25,739   993,855  1,055,214  1,049,529  1,045,372   Less: accumulated depreciation  (172,585)  (172,451)  (169,387)  (168,962)   Investments in real estate, net  821,270$  $  882,763  880,142$  876,410$   Accounts Receivable:   Accounts receivable tenants, net  17,316$  $  21,752  21,454$  19,177$   Straight-line rent receivable  17,037  17,283  17,006  16,610   Accounts receivable, net  34,353$  $  39,035  38,460$  35,787$   Other Assets:   Leasing costs  38,408$  $  37,654  36,484$  35,646$   Intangible assets  5,836  6,557  6,557  6,673   Deferred financing costs  5,552  5,874  5,867  5,818   Other  5,794  5,643  5,590  5,400   55,590  55,728  54,498  53,537   Less: accumulated amortization  (33,159)  (32,484)  (31,136)  (29,956)   22,431  23,244  23,362  23,581   Prepaid expenses and other  12,786  12,140  11,378  12,079   Proposed development and acquisition costs  2,885  2,652  3,281  1,901   Other assets, net  38,102$  $  38,036  38,021$  37,561$

Calculation of Funds from Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2008	2007	2008	2007
Calculation of Funds from Operations:				
Net income	$ 11,585	$ 3,284	$ 26,014	$ 38,194
Add:				
Depreciation and amortization expense	9,218	9,192	27,901	27,445
Minority interest in partnership:				
Continuing operations	1,653	1,212	4,357	7,183
Discontinued operations	-	10	(35)	29
Discontinued operations, loss on sale of property	-	-	463	-
Less:				
Loss (gain) on sale of depreciable real estate	(8,952)	1,017	(18,828)	(29,797)
Funds from operations	13,504	14,715	39,872	43,054
Less:				
Series B Preferred Stock dividends	-	(593)	-	(1,781)
Funds from operations available to common shareholders, assuming conversion of OP units	$ 13,504	$ 14,122	$ 39,872	$ 41,273
Weighted average equivalent shares outstanding, diluted	21,406	21,439	21,411	21,464
Funds from operations available to common shareholders, per diluted share	$ 0.63	$ 0.66	$ 1.86	$ 1.92
Calculation of Funds Available for Distribution:				
Funds from operations available to common shareholders	$ 13,504	$ 14,122	$ 39,872	$ 41,273
Less:				
Straight-line rent	(386)	(385)	(1,073)	(963)
Above/below market rents - acquisitions	(21)	(20)	(70)	(57)
FMV interest adjustment - acquired properties	(82)	11	(175)	34
Recurring capital expenditures (non-recoverable)	(536)	(393)	(1,114)	(1,554)
Funds Available for Distribution	$ 12,479	$ 13,335	$ 37,440	$ 38,733
FAD per share available to common shareholders	$ 0.58	$ 0.62	$ 1.75	$ 1.80
Dividend per Common Share	$ 0.4625	$ 0.4625	$ 1.3875	$ 1.3875
Payout Ratio - FFO	73.3%	70.2%	74.5%	72.2%
Payout Ratio - FAD	79.3%	74.4%	79.3%	76.9%

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q3 2008
Page 7

Selected Financial and Operating Ratios

	Three Months Ended September 30, 2008		Three Months Ended September 30, 2007		Nine Months Ended September 30, 2008		Nine Months Ended September 30, 2007	
EBITDA Calculation:								
Operating Income Plus Earnings From Unconsolidated Entities	$ 4,003	[1]	$ 4,496	[3]	$ 11,087	[2]	$ 13,926	[4]
Add Back:								
Income From Discontinued Operations	-		72		206		211	
Interest Expense	8,685		9,887		27,357		31,649	
Depreciation and Amortization	7,824		8,005		23,659		24,220	
EBITDA	20,512		22,460		62,309		70,006	
Scheduled Principal Payments	1,132		1,291		3,581		3,990	
Preferred Dividends	-		593		-		2,863	
Coverage Ratios:								
Interest Coverage Ratio (EBITDA / Interest Expense)	2.36		2.27		2.28		2.21	
Debt Service Coverage Ratio (EBITDA / Interest Expense + Scheduled Principal Pmts.)	2.09		2.01		2.01		1.96	
Fixed Charge Coverage Ratio (EBITDA / Interest Expense + Scheduled Principal Pmts. + Pref. Div.)	2.09		1.91		2.01		1.82	
Operating Ratios:								
NOI	21,356		22,673		65,575		70,189	
Operating Margin (NOI / Total Rental Revenue)	65.9%		65.8%		65.3%		66.5%	
General & Administrative Expense as a Percentage of Total Rental Revenues Under Management [5]:								
Revenue From REIT Owned Properties	$ 32,968		$ 36,374		$ 101,962		$ 109,201	
Revenue From Joint Venture Properties	23,606		18,406		71,608		32,189	
Revenue From Non-REIT Properties Under Management Contract	935		916		3,038		2,748	
Total Rental Revenues Under Management	$ 57,509		$ 55,696		$ 176,608		$ 144,138	
General and Administrative Expense	$ 3,342		$ 4,043		$ 11,967		$ 10,950	
General and Administrative Expense / Total Rental Revenues Under Management	5.81%		7.26%		6.78%		7.60%	

[1] Q3 2008 excludes $9,247 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 1.07 for the three months ended 9/30/08.

[2] YTD 2008 excludes $19,534 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.71 for the nine months ended 9/30/08.

[3] Q3 2007 excludes $107 related to the loss on sale of real estate from continuing operations. Including the loss would negatively impact the interest coverage ratio by 0.01 for the three months ended 9/30/07.

[4] YTD 2007 excludes $31,269 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.99 for the nine months ended 9/30/07.

[5] General & administrative expense shown as a percentage of rental revenues under management which includes base rent, recoveries and other income from wholly owned properties, joint venture properties, and properties that are under management contract.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q3 2008
Page 8

Same Properties Analysis  (in thousands)  Three Months Ended September 30, Nine Months Ended September 30, 2008 2007 % Change 2008 2007 % Change  Number of Properties [1] 51 51 0% 51 51 0%  Occupancy 95.3% 96.0% -0.8% 95.3% 96.0% -0.8%  REVENUE: Minimum Rents $17,647 Percentage Rent 31 Recoveries from Tenants 8,704 Other Income 166  $26,549  $17,503 0.8% $52,638 $52,324 0.6%24 29.8% 446 362 23.0%8,102 7.4% 26,879 25,288 6.3%168 -1.6% 585 654 -10.6% $25,797 2.9% $80,547 $78,628 2.4%  EXPENSES: Real Estate Taxes $3,723 Property Operating and Maintenance 4,732 Other Operating 366  $8,821 OPERATING INCOME $17,727  $4,022 -7.4% $11,744 $11,708 0.3%4,327 9.4% 14,470 13,513 7.1%380 -3.7% 1,246 1,065 16.9% $8,729 1.1% $27,460 $26,287 4.5% $17,069 3.9% $53,087 $52,341 1.4%  Operating Expense Recovery Ratio 102.9% 97.0% 5.9% 102.5% 100.3% 2.3%  [1] Excludes joint venture properties.Note: Excludes centers under redevelopment and reflects recovery adjustments to the proper period.

Leasing Activity Analysis

	Three Months Ended September 30, 2008			Nine Months Ended September 30, 2008		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Summary of Expiring Leases:						
Total Number of Scheduled Lease Expirations	31	5	36	184	18	202
Gross Leasable Area (sq.ft.)	88,552	182,820	271,372	594,691	509,249	1,103,940
Average Base Rent / Sq.Ft ($/sq.ft.)	$13.09	$7.91	$9.60	$13.53	$7.55	$10.77
Leases Renewed at Expiration:						
Number of Leases	13	3	16	107	15	122
Gross Leasable Area (sq.ft.)	42,486	133,215	175,701	368,250	428,489	796,739
Renewal Base Rent / Sq.Ft. ($/sq.ft.)	$14.86	$8.10	$9.73	$14.79	$8.09	$11.19
Previous Base Rent / Sq.Ft. ($/sq.ft.)	$13.15	$7.77	$9.07	$13.19	$7.56	$10.17
PSF Increase / (Decrease)	$1.71	$0.32	$0.66	$1.59	$0.53	$1.02
% Increase / (Decrease)	13.0%	4.2%	7.3%	12.1%	7.0%	10.1%
Leases Currently Month-to-Month or Under Negotiation for Renewal:						
Number of Leases	9	1	10	21	1	22
Gross Leasable Area (sq.ft.)	27,230	24,605	51,835	55,167	24,605	79,772
Current Base Rent / Sq.Ft. ($/sq.ft.)	$11.90	$9.42	$10.72	$13.96	$9.42	$23.38
Leases Ended at Expiration:						
Number of Leases	9	1	10	56	2	58
Gross Leasable Area (sq.ft.)	18,836	25,000	43,836	171,274	56,155	227,429
Base Rent / Sq.Ft. ($/sq.ft.)	$14.68	$7.14	$10.38	$14.12	$6.65	$12.27
Lease-Up of Vacant Space: [1]						
Number of Leases	22	1	23	64	2	66
Gross Leasable Area (sq.ft.)	71,245	39,172	110,417	183,026	80,992	264,018
Base Rent / Sq.Ft. ($/sq.ft.)	$19.69	$15.00	$18.03	$17.74	$13.19	$16.34
% Increase / (Decrease) from Portfolio Average	19.9%	85.9%	67.4%	8.0%	63.5%	51.8%

[1] Lease-Up of Vacant Space are rent starts in the quarter

Current Portfolio Average:

	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Portfolio Average Base Rent / Sq.Ft. (as of 9/30/08)	***$16.43***	***$8.07***	***$10.77***	***$16.43***	***$8.07***	***$10.77***

Historical Portfolio Averages:

	Non-Anchors	Anchors	Total
Year Ended 12/31/07 Portfolio Average Base Rent / Sq.Ft.	***$16.05***	***$7.90***	***$10.61***
Year Ended 12/31/06 Portfolio Average Base Rent / Sq.Ft.	***$15.10***	***$7.67***	***$10.08***
Year Ended 12/31/05 Portfolio Average Base Rent / Sq.Ft.	***$14.57***	***$7.21***	***$9.55***
Year Ended 12/31/04 Portfolio Average Base Rent / Sq.Ft.	***$13.70***	***$6.61***	***$8.83***
Year Ended 12/31/03 Portfolio Average Base Rent / Sq.Ft.	***$12.60***	***$6.29***	***$8.17***

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q3 2008
Page 10

Development Projects
(in millions)

Property/Location	Project Description	RPT Ownership %	Projected Stabilization Date	Stabilized Return on Cost	Projected Stabilized NOI	Projected Cost	Cost to Date	Estimated Additional Costs 10/1/08 - 12/31/08	2009	2010	2011
Current Development Projects											
On-Balance Sheet Assets											
Northpointe Town Center - Jackson, MI	550,000 SF town center project	100%	Q2 2011	8.8%	$6.6	$74.2	$1.6	$0.1	$0.7	$43.1	$28.7
Rossford Pointe - Rossford, OH	70,000 SF project includes Office Depot, Petsmart and an additional mid-box user as well as 6,400 SF of retail space.	100%	Q4 2009	9.1%	$0.8	$8.5	$6.3	$0.1	$2.1	$0.0	$0.0
Total On-Balance Sheet Assets				**8.9% [1]**	**$7.3**	**$82.6**	**$7.9**	**$0.2**	**$2.8**	**$43.1**	**$28.7**
Off-Balance Sheet Assets											
Hartland Towne Square - Hartland Twp., MI	500,000 SF power center project	20%	Q2 2011	7.0%	$4.0	$56.5	$13.1	$3.9	$15.3	$20.7	$3.6
Total Off-Balance Sheet Assets				**7.0% [1]**	**$4.0**	**$56.5**	**$13.1**	**$3.9**	**$15.3**	**$20.7**	**$3.6**
RPT Share of Total Off-Balance Sheet Assets				**7.0% [1]**	**$0.8**	**$11.3**	**$2.6**	**$0.8**	**$3.1**	**$4.1**	**$0.7**
Proposed Off-Balance Sheet Assets											
The Town Center at Aquia - Stafford, VA	Phase 1 - 114,340 SF of the mixed-use project	20%	Q2 2009	8.7%	$2.2	$25.8	$19.7 [2]	$1.3	$2.4	$2.4	$0.0
	Future phases - 446,563 SF of the mixed-use project	20%	Q3 2011	8.1%	$7.9	$96.7	$19.2 [2]	$1.1	$2.0	$61.6	$12.8
	Potential additions or land sales	20%				$16.5	$16.5 [2]				
				8.2% [3]	$10.1	$139.1	$55.4	$2.4	$4.5	$64.0	$12.8
Gateway Commons - Lakeland, FL	375,000 SF power center project	20%	Q3 2011	9.0%	$5.7	$63.0	$13.5	$0.4	$14.3	$26.2	$8.7
Total Proposed Off-Balance Sheet Assets				**8.5% [1][3]**	**$15.8**	**$202.1**	**$68.9**	**$2.7**	**$18.7**	**$90.2**	**$21.5**
RPT Share of Total Proposed Off-Balance Sheet Assets				**8.5% [1][3]**	**$3.2**	**$40.4**	**$13.8**	**$0.5**	**$3.7**	**$18.0**	**$4.3**
RPT Share of Current Developments				**8.6% [1][3]**	**$11.3**	**$134.4**	**$24.3**	**$1.5**	**$9.6**	**$65.3**	**$33.7**

[1] Does not include gains on sales held in TRS or fee revenue.
[2] Includes pro-rata portion of net book value of existing center and applicable fixed cost allocation.
[3] Does not include costs associated with the "Potential additions or land sales" at The Town Center at Aquia.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q3 2008
Page 11

Redevelopment Projects
(in millions)

Property/Location	Project Description	RPT Ownership %	Projected Stabilization Date	Stabilized Return on Cost	Projected Stabilized NOI [1]	Projected Cost	Cost to Date	Estimated Additional Costs 10/1/08 - 12/31/08	Estimated Additional Costs 2009	Estimated Additional Costs 2010
Current Redevelopment Projects										
On-Balance Sheet Assets										
West Allis - West Allis, WI	Relocating existing tenants, adding Burlington Coat Factory, adding retail and upgrading façade.	100%	Q1 2010	9.1%	$1.1	$12.0	$3.7	$1.2	$5.5	$1.6
Oakbrook Square - Flint, MI	Adding a 55,000 SF Hobby Lobby, replacing vacancy and build-out of additional space.	100%	Q4 2008	11.0%	$0.4	$3.4	$1.0	$2.3	$0.0	$0.0
Holcomb - Roswell, GA	Add national theater operator in 25,000 SF.	100%	Q4 2009	11.6%	$0.3	$2.5	$0.1	$0.1	$2.3	$0.0
Rivertowne Square - Deerfield Beach, FL	Adding a 60,000 SF Beall's Department Store.	100%	Q1 2009	13.8%	$0.2	$1.6	$0.3	$0.6	$0.6	$0.0
Clinton Valley - Sterling Heights, MI	Adding a 58,852 SF Hobby Lobby.	100%	Q1 2009	13.8%	$0.1	$1.0	$0.5	$0.2	$0.3	$0.0
Southbay - Osprey, FL	Adding freestanding drug store, relocating tenants, retenanting space and demolishing vacated space.	100%	Q2 2009	15.2%	$0.1	$1.0	$0.1	$0.2	$0.6	$0.0
Hoover Eleven - Warren, MI	Expanding Kroger Supermarket by 12,000 SF.	100%	Q4 2008	127.9%	$0.1	$0.1	$0.0	$0.1	$0.0	$0.0
Total On-Balance Sheet Assets				**11.1%**	**$2.4**	**$21.6**	**$5.8**	**$4.8**	**$9.4**	**$1.6**
Off-Balance Sheet Assets										
Paulding Pavilion - Hiram, GA	Replacing and expanding former Publix space with Sports Authority and Staples, adding 4,000 SF outlot building.	20%	Q4 2008	10.9%	$1.0	$8.8	$8.2	$0.6	$0.0	$0.0
Troy Marketplace - Troy, MI	Retenanting 97,000 SF Home Expo with LA Fitness (which has opened) and additional mid-box uses, constructing new outlot building.	30%	Q4 2009	21.0%	$2.1	$9.8	$4.2	$0.4	$5.2	$0.0
Old Orchard - West Bloomfield, MI	Adding 37,000 SF specialty grocer Plum Market as well as other upscale tenants; plus façade and structural improvements.	30%	Q4 2009	12.0%	$1.2	$9.6	$3.0	$1.5	$5.2	$0.0
Collins Pointe Plaza - Cartersville, GA	Retenanting Winn-Dixie, building additional outlot and small-shop retail space.	20%	Q1 2010	15.1%	$0.7	$4.7	$0.0	$0.0	$3.5	$1.2
Market Plaza - Glen Ellyn, IL	Adding a 19,849 SF Staples.	20%	Q1 2009	15.0%	$0.2	$1.6	$0.8	$0.4	$0.3	$0.0
Total Off-Balance Sheet Assets				**14.8%**	**$5.1**	**$34.5**	**$16.2**	**$2.9**	**$14.2**	**$1.2**
RPT Share of Total Off-Balance Sheet Assets				**15.2%**	**$1.3**	**$8.8**	**$3.9**	**$0.8**	**$3.9**	**$0.2**
RPT Share of Current Redevelopments				**12.3%**	**$3.7**	**$30.5**	**$9.8**	**$5.6**	**$13.3**	**$1.8**

Future Projects

Property/Location	Project Description
Lakeshore Marketplace - Norton Shores, MI	Retenant with mid-box use a portion of Elder-Beerman space. Develop new outlots.
The Shops on Lane Avenue - Columbus, OH	Expand existing grocery to prototype size.
Sunshine Plaza - Tamarac, FL	Taking back 20,000 SF of anchor space to create new mid-box opportunity.
Stonegate - Kingsport, TN	Reconfiguration of existing site.
Pelican Plaza - Sarasota, FL	Adding 20,000 SF specialty grocer.
Marketplace of Delray - Delray Beach, FL	Reconfiguring center to accommodate up to two new mid-box users.

[1] Represents incremental change in revenue.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q3 2008
Page 12

Summary of Outstanding Debt 09/30/08  Percent of Total Lender or Servicer Indebtedness  Balance Stated Months at Interest Maturity To 9/30/2008 Rate Date Maturity  Fixed Rate Debt  West Oaks II/Spring Meadows Promenade at Pleasant Hill Publix at River Crossing Unsecured Term Loan Facility * Madison Shopping Center Lakeshore Marketplace Sunshine Plaza Shopping Center Coral Creek The Crossroads at Royal Palm Centre at Woodstock East Town Plaza Kentwood Towne Center Lantana Plaza Shopping Center Auburn Hills Crossroads Shopping Center Jackson West West Oaks I New Towne Plaza Hoover Eleven River City Marketplace Hoover Eleven Junior Subordinated Note **  Subtotal Fixed Rate Debt  Variable Rate Mortgages  Beacon Square Secured Term Loan Gaines Marketplace  Subtotal Variable Rate Mortgages Variable Rate Unsecured Facility  Unsecured Revolving Credit Facility  Subtotal Variable Rate Unsecured Facilities Subtotal Variable Rate Debt Total debt  Travelers Insurance Principal Life Jackson National Life Ins Co. KeyBank, as agent LaSalle Bank N.A. Wells Fargo/Midland Nationwide Life KeyBank  L.J. Melody & Co./Salomon Wachovia Citigroup Global Markets Nationwide Life Key Bank Citigroup Global Markets Citigroup Global Markets KeyBank KeyBank Deutsche Bank Canada Life/GMAC JPMorgan Chase Bank, N.A. Canada Life/GMAC The Bank of New York Trust Company  Huntington Bank KeyBank Huntington Bank  3.75% $ 2.06% 0.52% 15.68% 1.50% 2.33% 1.81% 1.49% 1.78% 0.73% 1.75% 1.49% 1.58% 1.16% 4.03% 2.69% 4.28% 3.10% 0.99% 17.25% 0.36% 4.41%  74.74% $  1.33% $ 6.27% 1.20%  23,889,719 13,137,016 3,326,867 100,000,000 9,542,906 14,862,956 11,512,346 9,533,074 11,378,011 4,672,632 11,186,979 9,477,402 10,075,539 7,384,775 25,722,680 17,180,000 27,300,000 19,800,000 6,289,277 110,000,000 2,284,441 28,125,000  476,681,621  8,458,065 40,000,000 7,630,534  7.0500% 8.0900% 6.6700% 6.0065% 7.5080% 7.6470% 7.3500% 6.7800% 6.5000% 6.9100% 5.4500% 5.7400% 4.7600% 5.3800% 5.3800% 5.2000% 5.2000% 5.0910% 7.6250% 5.4355% 7.2000% 7.8700%  6.0744%  4.2375% 3.9900% 3.9856%  8.79% $ 56,088,598 4.0267%  KeyBank, as agent 16.46% $ 105,000,000 4.9426% 16.46% $ 105,000,000 4.9426%  25.26% $ 161,088,598 4.6237% 100.00% $ 637,770,220 5.7080%  Dec-09 14 Sep-10 23 Oct-10 25 Dec-10 27 May-11 31 Aug-11 35 May-12 44 Jul-12 46 Aug-12 47 Jul-13 58 Jul-13 58 Jul-13 58 Aug-13 59 May-14 68 May-14 68 Nov-15 86 Nov-15 86 Dec-15 87 Feb-16 89 Apr-17 104 May-18 117 Jan-38 357 78  Nov-08 1 Dec-08 2 Mar-09 5 2  Dec-09 15  10 61  * Effectively converted to fixed rate through swap agreements.  ** Fixed rate until January 30, 2013, and then at LIBOR plus 3.30%.  Supplemental Financial and Operating Statistics Q3 2008 Ramco-Gershenson Properties Trust (RPT) Page 13 Cumulative Scheduled Total Percentage Percentage Amortization Scheduled Scheduled of Debt of Debt Year Payments Maturities Maturities Maturing Maturing

Loan Maturities Split between Scheduled Amortization and Scheduled Maturities 09/30/08   2008  $ 1,258,002 $ 48,458,065 $ 49,716,066  7.80%  7.80%   2009  4,841,750  135,172,769  140,014,519  21.95%  29.75%   2010  4,013,811  115,709,220  119,723,032  18.77%  48.52%   2011  4,599,918  23,332,219  27,932,137  4.38%  52.90%   2012  4,130,892  29,879,687  34,010,579  5.33%  58.23%   2013  3,363,353  30,121,368  33,484,721  5.25%  63.48%   2014  2,505,331  29,676,361  32,181,691  5.05%  68.53%   2015  2,323,334  59,457,889  61,781,223  9.69%  78.22%   2016  382,038  - 382,038  0.06%  78.28%   2017  310,621  110,000,000  110,310,621  17.30%  95.57%   2018 +  108,593  28,125,000  28,233,593  4.43%  100.00%   Totals  $ 27,837,643 $ 609,932,577 $ 637,770,220   Note: Scheduled maturities in 2009 includes $105,000,000 which represents the balance of the Unsecured Revolving Credit Facility drawn as of September 30, 2008 due at maturity in December 2009, and scheduled maturities in 2010 includes $100,000,000 which represents the balance of the Unsecured Term Loan  Facility due at maturity in December 2010. The Unsecured Revolving Credit Facility can be extended to December 2010.   Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT)  Q3 2008 Page 14

Market Capitalization Information   09/30/08   Debt:  Shares  Dollars  Percentage   Fixed Rate Debt  $  476,681,621  42.57%   Variable Rate Debt  $  161,088,598  14.38%   Total Debt  $  637,770,220  56.95%   Equity:  Market price   Common Shares and Equivalents   REIT Shares  $  22.42  86.43%  18,583,362 $  416,638,976  37.20%   OP Units  13.57%  2,918,809  $  65,439,698  5.84%    Total Common Shares and Equivalents 100.00% 21,502,171 $ 482,078,674 43.05% Total Market Capitalization $ 1,119,848,894 100.00%    Common Stock Performance - 10/1/07 through 9/30/08   Q3 2008 Supplemental Financial and Operating Statistics Page 15 Ramco-Gershenson Properties Trust (RPT)   Non-Anchor GLA Total Total Leased Occupancy Total PSF Anchors [2]

Operating
Property Summary
As of September 30, 2008

Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Total Shopping Center GLA: Anchors: Non-Company Owned	Total Shopping Center GLA: Anchors: Company Owned	Total Shopping Center GLA: Anchors: Total Anchor GLA	Total Shopping Center GLA: Non-Anchor GLA	Total Shopping Center GLA: Total	Company Owned GLA: Total	Company Owned GLA: Leased	Company Owned GLA: Occupancy	Annualized Base Rent: Total	Annualized Base Rent: PSF	Anchors [2]
Operating:															
Florida															
Coral Creek Shops	Coconut Creek, FL	100%	1992/2002/NA	34		42,112	42,112	67,200	109,312	109,312	88,512	81.0%	$ 1,319,602	$ 14.91	Publix
Lantana Shopping Center	Lantana, FL	100%	1959/1996/2002	22		61,166	61,166	62,444	123,610	123,610	115,768	93.7%	$ 1,248,337	$ 10.78	Publix
Naples Towne Centre	Naples, FL	100%	1982/1996/2003	14	32,680	102,027	134,707	32,680	167,387	134,707	130,794	97.1%	$ 822,386	$ 6.29	Goodwill [3], Save-A-Lot, Bealls
Pelican Plaza	Sarasota, FL	100%	1983/1997/NA	28		35,768	35,768	58,254	94,022	94,022	77,570	82.5%	$ 869,813	$ 11.21	Linens 'n Things
River City Marketplace	Jacksonville, FL	100%	2005/2005/NA	68	342,501	323,907	666,408	214,979	881,387	538,886	519,532	96.4%	$ 8,114,011	$ 15.62	Wal-Mart [3], Lowe's[3], Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PETsMART, Ross Dress For Less, Wallace Theaters, Ashley Furniture HomeStore
River Crossing Centre	New Port Richey, FL	100%	1998/2003/NA	16		37,888	37,888	24,150	62,038	62,038	59,238	95.5%	$ 696,095	$ 11.75	Publix
Sunshine Plaza	Tamarac, FL	100%	1972/1996/2001	28		146,409	146,409	89,317	235,726	235,726	224,112	95.1%	$ 1,998,095	$ 8.92	Publix, Old Time Pottery
The Crossroads	Royal Palm Beach, FL	100%	1988/2002/NA	33		42,112	42,112	72,410	114,522	114,522	105,092	91.8%	$ 1,562,784	$ 14.87	Publix
Village Lakes Shopping Center	Land O' Lakes, FL	100%	1987/1997/NA	24		125,141	125,141	61,355	186,496	186,496	185,096	99.2%	$ 1,149,735	$ 6.21	Kash 'N Karry Food Store, Wal-Mart
Total / Average				267	375,181	916,530	1,291,711	682,789	1,974,500	1,599,319	1,505,714	94.1%	$ 17,780,859	$ 11.81	
Georgia															
Centre at Woodstock	Woodstock, GA	100%	1997/2004/NA	14		51,420	51,420	35,328	86,748	86,748	78,060	90.0%	$ 915,483	$ 11.73	Publix
Conyers Crossing	Conyers, GA	100%	1978/1998/NA	15		138,915	138,915	31,560	170,475	170,475	170,475	100.0%	$ 968,507	$ 5.68	Burlington Coat Factory, Hobby Lobby
Horizon Village	Suwanee, GA	100%	1996/2002/NA	22		47,955	47,955	49,046	97,001	97,001	78,786	81.2%	$ 848,123	$ 10.76	Publix [4]
Mays Crossing	Stockbridge, GA	100%	1984/1997/NA	20		100,244	100,244	37,040	137,284	137,284	128,384	93.5%	$ 818,512	$ 6.38	ApplianceSmart Factory Outlet, Big Lots, Dollar Tree
Promenade at Pleasant Hill	Duluth, GA	100%	1993/2004/NA	36		199,555	199,555	95,000	294,555	294,555	261,336	88.7%	$ 2,010,656	$ 7.69	Farmers Home Furniture, Old Time Pottery, Publix
Total / Average				107	-	538,089	538,089	247,974	786,063	786,063	717,041	91.2%	$ 5,561,281	$ 7.76	
Michigan															
Auburn Mile, The	Auburn Hills, MI	100%	2000/1999/NA	7	533,659	64,298	597,957	26,238	624,195	90,536	90,536	100.0%	$ 938,457	$ 10.37	Best Buy [3], Target [3], Meijer [3], Costco [3], Jo-Ann, Staples
Beacon Square	Grand Haven, MI	100%	2004/2004/NA	16	103,316	-	103,316	51,387	154,703	51,387	44,225	86.1%	$ 743,844	$ 16.82	Home Depot [3]
Clinton Pointe	Clinton Twp., MI	100%	1992/2003/NA	14	112,876	65,735	178,611	69,595	248,206	135,330	104,780	77.4%	$ 1,048,031	$ 10.00	OfficeMax, Sports Authority, Target [3]
Clinton Valley Mall	Sterling Heights, MI	100%	1977/1996/2002	9		55,175	55,175	53,271	108,446	108,446	99,281	91.5%	$ 1,550,740	$ 15.62	Office Depot, DSW Shoe Warehouse
Eastridge Commons	Flint, MI	100%	1990/1996/2001	16	117,777	117,972	235,749	51,704	287,453	169,676	161,459	95.2%	$ 1,682,883	$ 10.42	Farmer Jack (A&P) [4], Office Depot, Target [3], TJ Maxx
Edgewood Towne Center	Lansing, MI	100%	1990/1996/2001	17	227,193	23,524	250,717	62,233	312,950	85,757	75,122	87.6%	$ 864,647	$ 11.51	OfficeMax, Sam's Club [3], Target [3]
Fairlane Meadows	Dearborn, MI	100%	1987/2003/NA	22	201,300	56,586	257,886	80,922	338,808	137,508	106,301	77.3%	$ 1,675,731	$ 15.76	Best Buy, Target [3], Burlington Coat Factory [3]
Fraser Shopping Center	Fraser, MI	100%	1977/1996/NA	8		52,784	52,784	23,915	76,699	76,699	71,735	93.5%	$ 440,962	$ 6.15	Oakridge Market, Rite-Aid
Gaines Marketplace	Gaines Twp., MI	100%	2005/2004/NA	15		351,981	351,981	40,188	392,169	392,169	387,669	98.9%	$ 1,648,172	$ 4.25	Meijer, Staples, Target
Jackson Crossing	Jackson, MI	100%	1967/1996/2002	65	254,242	222,192	476,434	178,784	655,218	400,976	377,593	94.2%	$ 3,617,769	$ 9.58	Kohl's, Sears [3], Target [3] TJ Maxx, Toys "R" Us, Best Buy, Bed Bath & Beyond, Jackson 10 Theater
Jackson West	Jackson, MI	100%	1996/1996/1999	5		194,484	194,484	15,837	210,321	210,321	210,321	100.0%	$ 1,636,531	$ 7.78	Circuit City, Lowe's, Michaels, OfficeMax
Kentwood Towne Centre	Kentwood, MI	77.88%	1988/1996//NA	18	101,909	122,390	224,299	61,265	285,564	183,655	164,663	89.7%	$ 1,268,114	$ 7.70	Hobby Lobby, OfficeMax, Rooms Today [3],
Lake Orion Plaza	Lake Orion, MI	100%	1977/1996/NA	9		126,195	126,195	14,878	141,073	141,073	138,753	98.4%	$ 685,129	$ 4.94	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores, MI	100%	1996/2003/NA	21	126,800	258,638	385,438	89,015	474,453	347,653	339,074	97.5%	$ 2,727,143	$ 8.04	Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, T J Maxx, Toys "R" Us, Target[3]
Livonia Plaza	Livonia, MI	100%	1988/2003/NA	20		90,831	90,831	43,042	133,873	133,873	122,922	91.8%	$ 1,254,444	$ 10.21	Kroger, TJ Maxx
Madison Center	Madison Heights, MI	100%	1965/1997/2000	15		167,830	167,830	59,258	227,088	227,088	213,332	93.9%	$ 1,384,014	$ 6.49	Dunham's, Kmart
New Towne Plaza	Canton Twp., MI	100%	1975/1996/2005	16		126,425	126,425	59,943	186,368	186,368	183,568	98.5%	$ 1,842,100	$ 10.03	Kohl's, Jo-Ann
Roseville Towne Center	Roseville, MI	100%	1963/1996/2004	9		206,747	206,747	40,221	246,968	246,968	246,968	100.0%	$ 1,644,745	$ 6.66	Marshalls, Wal-Mart, Office Depot
Shoppes at Fairlane Meadows	Dearborn, MI	100%	2007/NA/NA	8		-	-	19,925	19,925	19,925	13,197	66.2%	$ 316,736	$ 24.00	No Anchor
Southfield Plaza	Southfield, MI	100%	1969/1996/2003	14		128,340	128,340	37,660	166,000	166,000	161,310	97.2%	$ 1,320,519	$ 8.19	Burlington Coat Factory, Marshalls, Staples
Taylor Plaza	Taylor, MI	100%	1970/1996/2006	1		102,513	102,513	-	102,513	102,513	102,513	100.0%	$ 439,992	$ 4.29	Home Depot
Tel-Twelve	Southfield, MI	100%	1968/1996/2003	21		479,869	479,869	43,542	523,411	523,411	523,411	100.0%	$ 5,692,739	$ 10.88	Meijer, Lowe's, Office Depot, Best Buy, DSW Shoe Warehouse, Michaels, PETsMART
West Oaks I	Novi, MI	100%	1979/1996/2004	8		215,251	215,251	30,270	245,521	245,521	245,521	100.0%	$ 2,684,239	$ 10.93	Circuit City, OfficeMax, DSW Shoe Warehouse, Home Goods, Michaels, Gander Mountain
West Oaks II	Novi, MI	100%	1986/1996/2000	30	221,140	90,753	311,893	77,201	389,094	167,954	166,154	98.9%	$ 2,830,016	$ 17.03	Value City Furniture [3], Bed Bath & Beyond [3], Marshalls, Toys "R" Us[3], Kohl's[3], Jo-Ann
Total / Average				384	2,000,212	3,320,513	5,320,725	1,230,294	6,551,019	4,550,807	4,350,408	95.6%	$ 39,937,698	$ 9.18	
North Carolina															
Ridgeview Crossing	Elkin, NC	100%	1989/1997/1995	20		168,659	168,659	42,865	211,524	211,524	206,449	97.6%	$ 1,120,095	$ 5.43	Belk Department Store, Ingles Market, Wal-Mart[4]
Total / Average				20	-	168,659	168,659	42,865	211,524	211,524	206,449	97.6%	$ 1,120,095	$ 5.43	

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q3 2008
Page 16

Operating
Property Summary
As of September 30, 2008

Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Total Shopping Center GLA: Anchors: Non-Company Owned	Total Shopping Center GLA: Anchors: Company Owned	Total Shopping Center GLA: Anchors: Total Anchor GLA	Total Shopping Center GLA: Non-Anchor GLA	Total Shopping Center GLA: Total	Company Owned GLA: Total	Company Owned GLA: Leased	Company Owned GLA: Occupancy	Annualized Base Rent: Total	Annualized Base Rent: PSF	Anchors [2]
Ohio															
Crossroads Centre	Rossford, OH	100%	2001/2001/NA	22	126,200	255,091	381,291	99,054	480,345	354,145	347,645	98.2%	$ 3,179,575	$ 9.15	Home Depot, Target [3], Giant Eagle, Michaels, Linens 'n Things [4]
OfficeMax Center	Toledo, OH	100%	1994/1996/NA	1		22,930	22,930	-	22,930	22,930	22,930	100.0%	$ 265,988	$ 11.60	OfficeMax
Rossford Pointe	Rossford, OH	100%	2006/2005/NA	6		41,077	41,077	6,400	47,477	47,477	44,277	93.3%	$ 552,727	$ 12.48	PETsMART, Office Depot
Spring Meadows Place	Holland, OH	100%	1987/1996/2005	28	384,770	110,691	495,461	101,126	596,587	211,817	205,669	97.1%	$ 2,321,461	$ 11.29	Dick's Sporting Goods [3], Best Buy [3], Kroger [3], Target [3], T J Maxx, OfficeMax, PETsMART, Ashley Furniture, Sam's Club[3], Big Lots[3]
Troy Towne Center	Troy, OH	100%	1990/1996/2003	18	197,109	86,584	283,693	58,026	341,719	144,610	130,670	90.4%	$ 846,408	$ 6.48	Wal-Mart[3], Kohl's
Total / Average				75	708,079	516,373	1,224,452	264,606	1,489,058	780,979	751,191	96.2%	$ 7,166,158	$ 9.54	
South Carolina															
Taylors Square	Taylors, SC	100%	1989/1997/2005	14		207,455	207,455	33,777	241,232	241,232	238,476	98.9%	$ 1,427,720	$ 5.99	Wal-Mart
Total / Average				14	-	207,455	207,455	33,777	241,232	241,232	238,476	98.9%	$ 1,427,720	$ 5.99	
Tennessee															
Northwest Crossing	Knoxville, TN	100%	1989/1997/NA	11		274,291	274,291	29,933	304,224	304,224	304,224	100.0%	$ 1,809,118	$ 5.95	Wal-Mart, Ross Dress for Less, Greggs Appliances
Northwest Crossing II	Knoxville, TN	100%	1999/1999/NA	2		23,500	23,500	4,674	28,174	28,174	28,174	100.0%	$ 308,969	$ 10.97	OfficeMax
Total / Average				13	-	297,791	297,791	34,607	332,398	332,398	332,398	100.0%	$ 2,118,087	$ 6.37	
Wisconsin															
East Town Plaza	Madison, WI	100%	1992/2000/2000	18	132,995	144,685	277,680	64,274	341,954	208,959	199,551	95.5%	$ 1,842,231	$ 9.23	Burlington Coat Factory, Marshalls, Jo-Ann, Borders, Toys "R" Us[3], Shopko[3]
Total / Average				18	132,995	144,685	277,680	64,274	341,954	208,959	199,551	95.5%	$ 1,842,231	$ 9.23	
Operating Total / Average				898	3,216,467	6,110,095	9,326,562	2,601,186	11,927,748	8,711,281	8,301,228	95.3%	$ 76,954,128	$ 9.27	
Joint Ventures:															
Florida															
Cocoa Commons	Cocoa, FL	30%	2001/2007/NA	23		51,420	51,420	38,696	90,116	90,116	75,120	83.4%	$ 870,820	$ 11.59	Publix
Cypress Point	Clearwater, FL	30%	1983/2007/NA	22		94,500	94,500	64,185	158,685	158,685	151,648	95.6%	$ 1,680,370	$ 11.08	Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee, FL	7%	2005/2005/NA	17	184,600	67,000	251,600	48,586	300,186	115,586	114,386	99.0%	$ 1,438,731	$ 12.58	Jo-Ann, Marshalls,Target [3]
Marketplace of Delray	Delray Beach, FL	30%	1981/2005/NA	47		103,193	103,193	119,711	222,904	222,904	204,065	91.5%	$ 2,578,438	$ 12.64	David Morgan Fine Arts[5], Office Depot, Winn-Dixie
Martin Square	Stuart, FL	30%	1981/2005/NA	14		291,432	291,432	39,673	331,105	331,105	326,240	98.5%	$ 2,080,621	$ 6.38	Home Depot, Howards Interiors, Kmart, Staples
Mission Bay Plaza	Boca Raton, FL	30%	1989/2004/NA	57		159,147	159,147	113,719	272,866	272,866	255,389	93.6%	$ 4,721,864	$ 18.49	Albertsons, LA Fitness Sports Club, OfficeMax, Toys "R" Us
Plaza at Delray, The	Delray Beach, FL	20%	1979/2004/NA	48		193,967	193,967	137,529	331,496	331,496	315,631	95.2%	$ 5,059,852	$ 16.03	Books-A-Million, Linens 'n Things [4], Marshalls, Publix, Regal Cinemas Staples
Shenandoah Square	Davie, FL	40%	1989/2001/NA	44		42,112	42,112	81,500	123,612	123,612	115,032	93.1%	$ 1,872,095	$ 16.27	Publix
Shoppes of Lakeland	Lakeland, FL	7%	1985/1996/NA	22	123,400	122,441	245,841	66,447	312,288	188,888	188,888	100.0%	$ 2,194,719	$ 11.62	Michaels, Ashley Furniture, Target [3], Linens 'n Things
Treasure Coast Commons	Jensen Beach, FL	30%	1996/2004/NA	3		92,979	92,979	-	92,979	92,979	92,979	100.0%	$ 1,154,920	$ 12.42	Barnes & Noble, OfficeMax, Sports Authority
Village of Oriole Plaza	Delray Beach, FL	30%	1986/2005/NA	39		42,112	42,112	113,640	155,752	155,752	149,832	96.2%	$ 2,028,122	$ 13.54	Publix
Village Plaza	Lakeland, FL	30%	1989/2004/NA	26		64,504	64,504	82,251	146,755	146,755	142,315	97.0%	$ 1,653,449	$ 11.62	Circuit City, Staples
Vista Plaza	Jensen Beach, FL	30%	1998/2004/NA	9		87,072	87,072	22,689	109,761	109,761	109,761	100.0%	$ 1,426,812	$ 13.00	Bed Bath & Beyond, Circuit City, Michaels
West Broward Shopping Center	Plantation, FL	30%	1965/2005/NA	19		81,801	81,801	74,435	156,236	156,236	154,185	98.7%	$ 1,601,828	$ 10.39	Badcock, National Pawn Shop, Save-A-Lot, US Postal Service
Total / Average				390	308,000	1,493,680	1,801,680	1,003,061	2,804,741	2,496,741	2,395,471	95.9%	$ 30,362,640	$ 12.68	
Georgia															
Peachtree Hill	Duluth, GA	20%	1986/2007/NA	35		85,772	85,772	63,461	149,233	149,233	119,732	80.2%	$ 1,428,161	$ 11.93	Kroger, Outrageous Bargains
Total / Average				35	-	85,772	85,772	63,461	149,233	149,233	119,732	80.2%	$ 1,428,161	$ 11.93	
Illinois															
Rolling Meadows	Rolling Meadows, IL	20%	1956/2008/1995	18	-	83,230	83,230	47,206	130,436	130,436	123,107	94.4%	$ 1,314,394	$ 10.68	Jewel Osco
Total / Average				18	-	83,230	83,230	47,206	130,436	130,436	123,107	94.4%	$ 1,314,394	$ 10.68	
Indiana															
Merchants' Square	Carmel, IN	20%	1970/2004/NA	48	80,000	69,504	149,504	209,993	359,497	279,497	254,572	91.1%	$ 2,877,714	$ 11.30	Marsh [3], Cost Plus, Hobby Lobby
Nora Plaza	Indianapolis, IN	7%	1958/2007/2002	25	123,800	58,144	181,944	82,322	264,266	140,466	137,211	97.7%	$ 1,903,669	$ 13.87	Target [3], Marshalls, Whole Foods
Total / Average				73	203,800	127,648	331,448	292,315	623,763	419,963	391,783	93.3%	$ 4,781,383	$ 12.20	

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q3 2008
Page 17

Operating
Property Summary
As of September 30, 2008

Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Total Shopping Center GLA: Anchors: Non-Company Owned	Company Owned	Total Anchor GLA	Non-Anchor GLA	Total	Company Owned GLA: Total	Leased	Occupancy	Annualized Base Rent: Total	PSF	Anchors [2]
Maryland															
Crofton Centre	Crofton, MD	20%	1974/1996/NA	18		176,376	176,376	75,135	251,511	251,511	251,511	100.0%	$ 1,834,422	$ 7.29	Shoppers Food Warehouse, Kmart, Leather Expo, Gold's Gym
Total / Average				18	-	176,376	176,376	75,135	251,511	251,511	251,511	100.0%	$ 1,834,422	$ 7.29	
Michigan															
Gratiot Crossing	Chesterfield, MI	30%	1980/2005/NA	15		122,406	122,406	43,138	165,544	165,544	150,586	91.0%	$ 1,323,440	$ 8.79	Jo-Ann, Kmart
Hunter's Square	Farmington Hills, MI	30%	1988/2005/NA	37		194,236	194,236	163,066	357,302	357,302	342,715	95.9%	$ 6,338,248	$ 18.49	Bed Bath & Beyond, Borders, Loehmann's, Marshalls, T J Maxx,
Millennium Park	Livonia, MI	30%	2000/2005/NA	14	352,641	241,850	594,491	38,700	633,191	280,550	244,050	87.0%	$ 3,223,124	$ 13.21	Home Depot, Linens 'n Things [4], Marshalls, Michaels, PETsMART, Costco[3], Meijer[3]
Southfield Plaza Expansion	Southfield, MI	50%	1987/1996/2003	11		-	-	19,410	19,410	19,410	14,010	72.2%	$ 226,715	$ 16.18	No Anchor
West Acres Commons	Flint, MI	40%	1998/2001/NA	14		59,889	59,889	35,200	95,089	95,089	84,489	88.9%	$ 1,067,003	$ 12.63	VG's Food Center
Winchester Center	Rochester Hills, MI	30%	1980/2005/NA	16		224,356	224,356	89,309	313,665	313,665	310,269	98.9%	$ 4,196,040	$ 13.52	Borders, Dick's Sporting Goods, Linens 'n Things [4], Marshalls, Michaels, PETsMART
Total / Average				107	352,641	842,737	1,195,378	388,823	1,584,201	1,231,560	1,146,119	93.1%	$ 16,374,569	$ 14.29	
New Jersey															
Chester Springs Shopping Center	Chester, NJ	20%	1970/1996/1999	42		81,760	81,760	142,393	224,153	224,153	209,690	93.5%	$ 3,194,822	$ 15.24	Shop-Rite Supermarket, Staples
Total / Average				42	-	81,760	81,760	142,393	224,153	224,153	209,690	93.5%	$ 3,194,822	$ 15.24	
Ohio															
Olentangy Plaza	Columbus, OH	20%	1981/2007/1997	41		139,130	139,130	114,800	253,930	253,930	221,225	87.1%	$ 2,395,363	$ 10.83	Eurolife Furniture, Marshalls, MicroCenter, Stitching Post, Sunflower Market[4]
The Shops on Lane Avenue	Upper Arlington, OH	20%	1952/2007/2004	47		46,574	46,574	130,111	176,685	176,685	149,716	84.7%	$ 2,939,850	$ 19.64	Bed Bath & Beyond, Whole Foods
Total / Average				88	-	185,704	185,704	244,911	430,615	430,615	370,941	86.1%	$ 5,335,213	$ 14.38	
JV Total / Average				771	864,441	3,076,907	3,941,348	2,257,305	6,198,653	5,334,212	5,008,354	93.9%	$ 64,625,604	$ 12.90	
Operating Under Redevelopment:															
Rivertowne Square	Deerfield Beach, FL	100%	1980/1998/NA	17		70,948	70,948	47,589	118,537	118,537	111,122	93.7%	$ 978,280	$ 8.80	Winn-Dixie, Office Depot
Southbay Shopping Center	Osprey, FL	100%	1978/1998/NA	18		31,700	31,700	52,190	83,890	83,890	68,687	81.9%	$ 515,338	$ 7.50	Bealls Clearance Store
Holcomb Center	Roswell, GA	100%	1986/1996/NA	25		39,668	39,668	67,385	107,053	107,053	36,095	33.7%	$ 312,768	$ 8.67	
Clinton Valley	Sterling Heights, MI	100%	1985/1996/NA	11		30,847	30,847	51,149	81,996	81,996	75,506	92.1%	$ 623,706	$ 8.26	Big Lots
Hoover Eleven	Warren, MI	100%	1989/2003/NA	55		153,810	153,810	142,833	296,643	296,643	269,925	91.0%	$ 3,093,132	$ 11.46	Kroger, Marshalls, OfficeMax
Oak Brook Square	Flint, MI	100%	1982/1996/NA	20		79,744	79,744	72,629	152,373	152,373	77,686	51.0%	$ 776,527	$ 10.00	TJ Maxx
The Towne Center at Aquia	Stafford, VA	100%	1989/1998/NA	13		119,727	119,727	29,458	149,185	149,185	149,185	100.0%	$ 2,540,517	$ 17.03	Big Lots, Northrop Grumman, Regal Cinemas
West Allis Towne Centre	West Allis, WI	100%	1987/1996/NA	29		163,069	163,069	123,990	287,059	287,059	232,895	81.1%	$ 1,554,817	$ 6.68	Kmart, Dollar Tree, Big Lots, Office Depot
Total / Average				188	-	689,513	689,513	587,223	1,276,736	1,276,736	1,021,101	80.0%	$ 10,395,086	$ 10.18	
Joint Venture Under Redevelopment:															
Collins Pointe Plaza	Cartersville, GA	20%	1987/2006/NA	17		46,358	46,358	34,684	81,042	81,042	22,350	27.6%	$ 293,930	$ 13.15	
Paulding Pavilion	Hiram, GA	20%	1995/2006/NA	10		60,512	60,512	21,087	81,599	81,599	76,899	94.2%	$ 1,178,529	$ 15.33	Sports Authority, Staples
Market Plaza	Glen Ellyn, IL	20%	1965/2007/1996	37		46,230	46,230	116,475	162,705	162,705	131,818	81.0%	$ 1,876,015	$ 14.23	Jewel Osco
Old Orchard	W. Bloomfield, MI	30%	1972/2007/NA	21		37,371	37,371	51,065	88,436	88,436	19,495	22.0%	$ 452,862	$ 23.23	
Troy Marketplace	Troy, MI	30%	2000/2005/NA	11	20,600	192,178	212,778	23,813	236,591	215,991	158,496	73.4%	$ 2,970,348	$ 18.74	Linens 'n Things [4], Nordstom Rack, PETsMART, REI [3], LA Fitness
Total / Average				96	20,600	382,649	403,249	247,124	650,373	629,773	409,058	65.0%	$ 6,771,684	$ 16.55	
PORTFOLIO TOTAL / AVERAGE				1953	4,101,508	10,259,164	14,360,672	5,692,838	20,053,510	15,952,002	14,739,741	92.4%	$ 158,746,502	$ 10.77	

[1] Represents year constructed/acquired/year of latest renovation or expansion by either the Company or the former Ramco Group, as applicable.
[2] We define anchor tenants as single tenants which lease 19,000 square feet or more at a property.
[3] Non-Company owned anchor space
[4] Tenant closed - lease obligated
[5] Tenant lease expired 4/30/07, remains in occupancy as month to month tenant.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q3 2008
Page 18

[1] Figures shown represent annualized base rents [2] Figures shown represent occupied Gross Leasable Area  Supplemental Financial and Operating Statistics Q3 2008 Ramco-Gershenson Properties Trust  (RPT) Page 19      Major Tenant Exposure* as of September 30, 2008  Annualized Base Rent in Place at 09/30/08  % of Total  % of Base Rental   Number of  Leased GLA as of  Company Owned  Total Annualized  Annualized Base  Revenue as of   Lease Name  Leases  09/30/08 (Sq.Ft.)  GLA  Base Rent  Rent/Square Foot  09/30/08   T.J. Maxx/Marshalls  19  611,155  3.83%  $5,676,678  $9.29  3.58%   Publix  12  574,794  3.60%  4,534,891  $7.89  2.86%   Home Depot  4  487,203  3.05%  3,259,492  $6.69  2.05%   Wal-Mart  5  746,335  4.68%  3,232,787  $4.33  2.04%   OfficeMax  12  273,720  1.72%  3,173,220  $11.59  2.00%   Kmart  6  618,341  3.88%  2,717,603  $4.39  1.71%   Jo-Ann  7  230,976  1.45%  2,480,777  $10.74  1.56%   PETsMART  7  160,428  1.01%  2,283,195  $14.23  1.44%   Michaels Stores  9  199,724  1.25%  2,187,349  $10.95  1.38%   Dollar Tree  23  245,195  1.54%  2,099,009  $8.56  1.32%   Best Buy  4  141,895  0.89%  2,072,663  $14.61  1.31%   Staples  9  204,443  1.28%  1,935,886  $9.47  1.22%   Office Depot  8  193,832  1.22%  1,900,425  $9.80  1.20%   Bed Bath & Beyond  6  155,662  0.98%  1,849,043  $11.88  1.16%   Gander Mountain  2  159,791  1.00%  1,844,967  $11.55  1.16%   133  5,003,494  31.37%  $41,247,985  $8.24  25.98%    *Based upon percentage of annualized base rent.  Supplemental Financial and Operating Statistics Q3 2008 Ramco-Gershenson Properties Trust (RPT) Page 19

Major Tenant Exposure* as of September 30, 2008

Lease Name	Number of Leases	Leased GLA as of 09/30/08 (Sq.Ft.)	% of Total Company Owned GLA	Annualized Base Rent in Place at 09/30/08: Total Annualized Base Rent	Annualized Base Rent/Square Foot	% of Base Rental Revenue as of 09/30/08
T.J. Maxx/Marshalls	19	611,155	3.83%	$5,676,678	$9.29	3.58%
Publix	12	574,794	3.60%	4,534,891	$7.89	2.86%
Home Depot	4	487,203	3.05%	3,259,492	$6.69	2.05%
Wal-Mart	5	746,335	4.68%	3,232,787	$4.33	2.04%
OfficeMax	12	273,720	1.72%	3,173,220	$11.59	2.00%
Kmart	6	618,341	3.88%	2,717,603	$4.39	1.71%
Jo-Ann	7	230,976	1.45%	2,480,777	$10.74	1.56%
PETsMART	7	160,428	1.01%	2,283,195	$14.23	1.44%
Michaels Stores	9	199,724	1.25%	2,187,349	$10.95	1.38%
Dollar Tree	23	245,195	1.54%	2,099,009	$8.56	1.32%
Best Buy	4	141,895	0.89%	2,072,663	$14.61	1.31%
Staples	9	204,443	1.28%	1,935,886	$9.47	1.22%
Office Depot	8	193,832	1.22%	1,900,425	$9.80	1.20%
Bed Bath & Beyond	6	155,662	0.98%	1,849,043	$11.88	1.16%
Gander Mountain	2	159,791	1.00%	1,844,967	$11.55	1.16%
	133	5,003,494	31.37%	$41,247,985	$8.24	25.98%

*Based upon percentage of annualized base rent.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q3 2008
Page 20

Summary of Expiring GLA

All Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Annualized Base Rent in Place at 09/30/08: Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2008	109	577,801	3.92%	$5,765,368	3.63%	$9.98
2009	259	1,186,162	8.05%	13,898,569	8.76%	11.72
2010	252	1,442,879	9.79%	17,198,916	10.83%	11.92
2011	271	1,345,602	9.13%	17,884,153	11.27%	13.29
2012	216	1,391,513	9.44%	15,788,611	9.95%	11.35
2013	179	1,556,788	10.56%	17,903,205	11.28%	11.50
2014	83	1,184,844	8.04%	10,240,879	6.45%	8.64
2015	38	650,358	4.41%	7,184,585	4.53%	11.05
2016	69	1,391,859	9.44%	14,488,219	9.13%	10.41
2017	50	786,363	5.33%	10,476,134	6.60%	13.32
2018+	85	3,225,572	21.88%	27,917,863	17.59%	8.66
Total	1,611	14,739,741	100.00%	$158,746,502	100.00%	$10.77

All Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2008	11	275,086	2.76%	$1,974,259	2.45%	$7.18
2009	12	515,765	5.17%	3,425,687	4.26%	6.64
2010	20	733,934	7.36%	5,928,218	7.37%	8.08
2011	13	440,334	4.41%	3,369,197	4.19%	7.65
2012	16	711,156	7.13%	4,142,480	5.15%	5.82
2013	26	1,061,330	10.64%	9,053,429	11.25%	8.53
2014	20	940,481	9.43%	5,816,700	7.23%	6.18
2015	14	521,034	5.22%	4,997,579	6.21%	9.59
2016	27	1,140,239	11.43%	9,748,919	12.12%	8.55
2017	17	668,620	6.70%	8,140,256	10.12%	12.17
2018+	42	2,966,549	29.74%	23,857,727	29.64%	8.04
Total	218	9,974,528	100.00%	$80,454,451	100.00%	$8.07

All Non-Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2008	98	302,715	6.35%	$3,791,109	4.84%	$12.52
2009	247	670,397	14.07%	10,472,882	13.38%	15.62
2010	232	708,945	14.88%	11,270,698	14.40%	15.90
2011	258	905,268	19.00%	14,514,956	18.54%	16.03
2012	200	680,357	14.28%	11,646,131	14.88%	17.12
2013	153	495,458	10.40%	8,849,776	11.30%	17.86
2014	63	244,363	5.13%	4,424,179	5.65%	18.10
2015	24	129,324	2.71%	2,187,006	2.79%	16.91
2016	42	251,620	5.28%	4,739,300	6.05%	18.84
2017	33	117,743	2.47%	2,335,878	2.98%	19.84
2018+	43	259,023	5.46%	4,060,136	5.19%	15.67
Total	1,393	4,765,213	100.00%	$78,292,051	100.00%	$16.43

Q3 2008
Page 21
Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Joint Ventures
Contribution to Funds from Operations
(in thousands)

For Three Months Ended September 30, 2008

	Ramco/Lion Venture LP	Ramco 450 Venture LLC	Ramco 191 Venture LLC	Ramco HHF KL LLC	Ramco HHF NP LLC	Ramco RM Hartland SC LLC	Ramco Jacksonville North Industrial LLC	S-12 Associates	Ramco/ West Acres LLC	Ramco/ Shenandoah LLC	
	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	River City North Ind Jacksonville, FL	Southfield Plaza Expansion Southfield, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Ramco Consolidated Interest
Total revenue	$ 12,202	$ 7,852	$ 426	$ 1,240	$ 685	$ -	$ -	$ 73	$ 386	$ 742	$ 5,938
Operating expense	4,359	2,396	73	335	233	4	(1)	19	109	253	$ 1,996
Depreciation and amortization	3,595	2,268	100	318	163	33	3	10	70	138	$ 1,680
Interest expense	4,082	2,899	16	-	-	-	-	16	182	227	$ 1,979
Total expenses	12,036	7,563	189	653	396	37	2	45	361	618	5,655
Net income	$ 166	$ 289	$ 237	$ 587	$ 289	$ (37)	$ (2)	$ 28	$ 25	$ 124	$ 283
Ramco ownership interest	30%	20%	20%	7%	7%	20%	5%	50%	40%	40%	
Ramco's share of net income	$ 51	$ 57	$ 47	$ 41	$ 20	$ (7)	$ -	$ 14	$ 10	$ 50	$ 283
Add: depreciation expense	1,028	435	20	22	12	-	-	4	28	46	1,595
Funds from operations contributed by joint ventures	$ 1,079	$ 492	$ 67	$ 63	$ 32	$ (7)	$ -	$ 18	$ 38	$ 96	$ 1,878

For Nine Months Ended September 30, 2008

	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	River City North Ind Jacksonville, FL	Southfield Plaza Expansion Southfield, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Ramco Consolidated Interest
Total revenue	$ 40,401	$ 20,611	$ 1,140	$ 3,717	$ 2,184	$ 38	$ -	$ 233	$ 1,226	$ 2,058	$ 18,321
Operating expense	13,007	6,239	313	980	878	12	-	64	400	790	$ 5,853
Depreciation and amortization	10,871	6,116	310	947	488	38	7	31	207	430	$ 4,925
Interest expense	11,768	7,784	(30)	-	-		-	48	544	678	$ 5,594
Total expenses	35,646	20,139	593	1,927	1,366	50	7	143	1,151	1,898	16,372
Net income	$ 4,755	$ 472	$ 547	$ 1,790	$ 818	$ (12)	$ (7)	$ 90	$ 75	$ 160	$ 1,949
Ramco ownership interest	30%	20%	20%	7%	7%	20%	5%	50%	40%	40%	
Ramco's share of net income	$ 1,427	$ 94	$ 109	$ 125	$ 57	$ (2)	$ -	$ 45	$ 30	$ 64	$ 1,949
Add: depreciation expense	3,114	1,177	58	66	34	-	-	15	82	146	4,692
Funds from operations contributed by joint ventures	$ 4,541	$ 1,271	$ 167	$ 191	$ 91	$ (2)	$ -	$ 60	$ 112	$ 210	$ 6,641

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q3 2008
Page 22

Joint Ventures
Combining Balance Sheets
as of September 30, 2008
(in thousands)

	Ramco/Lion Venture LP	Ramco 450 Venture LLC	Ramco 191 Venture LLC	Ramco HHF KL LLC	Ramco HHF NP LLC	Ramco RM Hartland SC LLC	Ramco Jacksonville North Industrial LLC	S-12 Associates	Ramco/ West Acres LLC	Ramco/ Shenandoah LLC	
	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	River City North Ind Jacksonville, FL	Southfield Plaza Expansion Southfield, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Ramco Equity Investment
ASSETS											
Investment in real estate											
Land	$ 76,891	$ 51,815	$ 2,879	$ 7,600	$ 4,019	$ 7,387	$ 1,127	$ 50	$ 1,118	$ 1,653	
Buildings and improvements	454,111	299,278	13,942	44,503	23,508	-	-	446	10,124	14,976	
Construction in progress	3,004	905	5,518	12	-	4,270	80	-	-	-	
Intangible assets, net	15,573	9,078	829	1,624	546	1,412	27	33	45	276	
	549,579	361,076	23,168	53,739	28,073	13,069	1,234	529	11,287	16,905	
Less: accumulated depreciation	(32,549)	(7,930)	(465)	(1,443)	(662)	-	-	(138)	(1,799)	(2,626)	
Investments in real estate, net	517,030	353,146	22,703	52,296	27,411	13,069	1,234	391	9,488	14,279	
Cash and cash equivalents	10,141	6,999	355	549	790	97	7	214	217	904	
Accounts receivable, net	9,139	2,245	424	255	341	7,500	-	54	173	567	
Other assets, net	1,954	815	13	19	-	2,500	-	21	106	434	
Total Assets	$ 538,264	$ 363,205	$ 23,495	$ 53,119	$ 28,542	$ 23,166	$ 1,241	$ 680	$ 9,984	$ 16,184	
LIABILITIES AND SHAREHOLDERS' EQUITY											
Mortgages and notes payable	$ 273,460	$ 222,849	$ 7,441	$ -	$ -	$ 8,505	$ 693	$ 928	$ 8,727	$ 12,085	
Accounts payable and accrued expenses	15,519	9,682	1,594	962	510	11,570	10	239	62	666	
	288,979	232,531	9,035	962	510	20,075	703	1,167	8,789	12,751	
ACCUMULATED EQUITY (DEFICIT)	249,285	130,674	14,460	52,157	28,032	3,091	538	(487)	1,195	3,433	
Total Liabilities and Accumulated Equity	$ 538,264	$ 363,205	$ 23,495	$ 53,119	$ 28,542	$ 23,166	$ 1,241	$ 680	$ 9,984	$ 16,184	
EQUITY INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED AFFILIATES											
Equity Investments in Unconsolidated Entities	$ 69,967	$ 13,869	$ 3,342	$ 2,885	$ 2,002	$ 634	$ 10	$ 910	$ 440	$ 1,358	$ 95,417
Advances to Unconsolidated Entities	-	-	-	-	-	2,670	-	-	-	-	2,670
Total Equity Investments in and Advances to Unconsolidated Entities	$ 69,967	$ 13,869	$ 3,342	$ 2,885	$ 2,002	$ 3,304	$ 10	$ 910	$ 440	$ 1,358	$ 98,087

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q3 2008
Page 23

Summary of Joint Venture Debt
as of September 30, 2008

Entity	Property	Location	Ramco Ownership Interest	Mortgage Balance	Maturity Date	Loan Type	Interest Rate	Ramco Share of Debt
Ramco/Lion Venture								
RLV Village Plaza LP	Village Plaza	Lakeland, FL	30%	$ 9,300,000	09/15	Fixed	5.01%	$ 2,790,000
RLV West Broward LP	West Broward Shopping Center	Plantation, FL	30%	9,725,855	10/12	Fixed	6.64%	2,917,756
RLV Martin Square LP	Martin Square	Stuart, FL	30%	13,220,417	08/11	Fixed	7.44%	3,966,125
RLV Marketplace of Delray LP	Marketplace of Delray	Delray Beach, FL	30%	16,741,319	01/11	Fixed	7.88%	5,022,396
RLV Treasure Coast LP	Treasure Coast Commons	Jensen Beach, FL	30%	8,415,000	06/20	Fixed	5.54%	2,524,500
RLV Oriole Plaza LP	Village of Oriole Plaza	Delray Beach, FL	30%	11,816,671	10/10	Fixed	8.25%	3,545,001
RLV Vista Plaza LP	Vista Plaza	Jensen Beach, FL	30%	11,115,000	06/20	Fixed	5.54%	3,334,500
RLV Cypress Pointe LP	Cypress Pointe	Clearwater, FL	30%	14,500,000	11/09	Fixed	4.60%	4,350,000
RLV Boca Mission LF	Mission Bay Plaza	Boca Raton, FL	30%	44,398,456	07/13	Fixed	6.64%	13,319,537
RLV Winchester Center LP	Winchester Center	Rochester Hills, MI	30%	29,076,396	07/13	Fixed	8.00%	8,722,919
RLV Hunter's Square LP	Hunter's Square	Farmington Hills, MI	30%	37,751,275	08/13	Fixed	8.04%	11,325,383
RLV Millennium Park LP	Millennium Park	Livonia, MI	30%	32,000,000	10/15	Fixed	5.02%	9,600,000
RLV Troy Marketplace LP	Troy Marketplace	Troy, MI	30%	21,900,000	06/16	Fixed	5.90%	6,570,000
RLV Gratiot Crossing LP	Gratiot Crossing	Chesterfield Twp., MI	30%	13,500,000	06/16	Fixed	5.90%	4,050,000
Subtotal Ramco/Lion Venture				$ 273,460,389				$ 82,038,117
Ramco 450 Venture LLC								
Crofton 450 LLC	Crofton Centre	Crofton, MD	20%	$ 17,000,000	01/17	Fixed	5.85%	$ 3,400,000
Merchants 450 LLC	Merchants' Square	Carmel, IN	20%	32,700,000	05/17	Fixed	6.04%	6,540,000
Chester Springs SC LLC	Chester Springs Shopping Center	Chester, NJ	20%	23,233,149	10/13	Fixed	5.51%	4,646,630
Ramco Peachtree Hill LLC	Peachtree Hill	Duluth, GA	20%	16,300,000	02/09	Variable	4.19% [1]	3,260,000
Lane Avenue 450 LLC	Shops on Lane	Upper Arlington, OH	20%	27,600,000	01/18	Variable	5.95% [2]	5,520,000
Olentangy Plaza 450 LLC	Olentangy Plaza	Columbus, OH	20%	21,600,000	01/18	Variable	5.88% [2]	4,320,000
Market Plaza 450 LLC	Market Plaza	Glen Ellyn, IL	20%	24,505,000	01/18	Variable	5.88% [2]	4,901,000
Rolling Meadows 450 LLC	Rolling Meadows	Rolling Meadows, IL	20%	11,911,250	12/15	Fixed	5.34%	2,382,250
Plaza at Delray 450 LLC	The Plaza at Delray	Delray Beach, FL	20%	48,000,000	09/13	Fixed	6.00%	9,600,000
Subtotal Ramco 450 Venture LLC				$ 222,849,399				$ 44,569,880
S-12 Associates	Southfield Plaza Expansion	Southfield, MI	50%	$ 928,068	05/16	Fixed	6.75% [3]	$ 464,034
Ramco/West Acres LLC	West Acres Commons	Flint, MI	40%	8,727,232	04/10	Fixed	8.14%	3,490,893
Ramco/Shenandoah LLC	Shenandoah Square	Davie, FL	40%	12,084,664	02/12	Fixed	7.33%	4,833,865
Paulding Holding LLC	Paulding Pavilion	Hiram, GA	20%	7,440,787	06/10	Variable	3.92% [4]	1,488,157
Ramco RM Hartland SC LLC	Hartland Towne Square	Hartland, MI	20%	8,505,000	07/09	Variable	5.44% [5]	1,701,000
Jacksonville North Industrial Outlot LLC		Jacksonville, FL	5%	693,000	09/09	Variable	5.68% [6]	34,650
Total Debt				$ 534,688,538				$ 138,620,596

[1] Interest rate is variable based on LIBOR plus 1.70%.
[2] Interest rate is fixed for five years and then lender has right to reset interest rate in 2013.
[3] Interest rate is fixed until 6/1/2009, then resets per formula annually.
[4] Interest rate is variable based on LIBOR plus 1.45%.
[5] Interest rate is based on LIBOR plus 2.95%.
[6] Interest rate is based on LIBOR plus 2.25%.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q3 2008
Page 24

INVESTOR INFORMATION  Inquiries  Ramco-Gershenson Properties Trust welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors.   Please address all inquiries to our Investor Relations Department:  Dawn L. Hendershot Director of Investor Relations and Corporate Communications Ramco-Gershenson Properties Trust 31500 Northwestern Highway, Suite 300 Farmington Hills, MI 48334  Phone: (248) 592-6202 FAX: (248) 592-6203  E-mail:  dhendershot@rgpt.com  Website: www.rgpt.com  Ticker: NYSE:RPT   Research Coverage  Cantor Fitzgerald   Philip Martin  312.469.7485   Deutsche Bank Securities Inc. Louis W. Taylor  203.863.2381  RBC Capital Markets Richard C. Moore, CFA      440.715.2646  Stifel Nicolaus    David M. Fick, CPA      Nathan Isbee  443.224.1308 443.224.1346  Our Supplemental Financial Package is available via e-mail and is also featured on our corporate website at www.rgpt.com. If you would like to receive this document electronically each quarter, please e-mail: dhendershot@rgpt.com.  Supplemental Financial and Operating Statistics Q3 2008 Ramco-Gershenson Properties Trust (RPT) Page 25